[Logo] M F S(R)                                                Semiannual Report
INVESTMENT MANAGEMENT                                              June 30, 1998



--------------------------------------------------------------------------------
MFS(R) GROWTH WITH INCOME SERIES
A Series of MFS(R) Variable Insurance Trust(SM)
--------------------------------------------------------------------------------



                               [Graphic Omitted]

MFS(R) GROWTH WITH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS(R)                                    Boston, MA 02116-3741
Investment Management(SM)
                                                    DISTRIBUTOR
Nelson J. Darling, Jr.                              MFS Fund Distributors, Inc.
Professional Trustee                                500 Boylston Street
                                                    Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                                      SHAREHOLDER SERVICE CENTER
Capitol Entertainment Management Company;           MFS Service Center, Inc.
Real Estate Consultant                              P.O. Box 2281
                                                    Boston, MA 02107-9906
PORTFOLIO MANAGERS
John D. Laupheimer, Jr.*                            For additional information,
Kevin R. Parke*                                     contact your financial adviser.

CHAIRMAN AND PRESIDENT                              CUSTODIAN
Jeffrey L. Shames*                                  State Street Bank and Trust Company

TREASURER                                           WORLD WIDE WEB
W. Thomas London*                                   www.mfs.com

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*



*Affiliated with the Investment Adviser



--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near- term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

We believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS(R) Investment Management(SM)

July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:

For the six months ended June 30, 1998, the Series provided a total return of 16.12% (including the reinvestment of any distributions). This compares to a 17.71% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

We feel the strength of this portfolio's long-term performance is the result of our adherence to a strong investment discipline. We invest in large-capitalization, high-quality companies, seek growth at a reasonable price, strive for a dividend yield that is 90% of that of the S&P 500, seek to keep volatility lower than that of the S&P 500, and try to stay fully invested. As important, MFS(R) Original Research(SM), our process of selecting stocks through in-depth fundamental analysis of companies' earnings outlooks, managements, business models, competitive strategies, market positions, and growth prospects, sets us apart and has been a clear factor in our success.

In the financial services sector, we're featuring investments in insurance companies based on fundamental strengths and as a means of leveraging the growing trend toward consolidation in this industry. Consolidation should allow companies to function more efficiently and produce cleaner, more profitable balance sheets, which positively impact share prices. Because consolidation in the insurance industry is a newer phenomenon than it is in the banking business, we are focusing less on banking and brokerage stocks. Some key holdings for the sector include Hartford Financial Services, Chubb, and Allstate.

Air Products, an industrial gas company, is a new stock in the portfolio's top 10 that exemplifies the type of company we seek out. It locates its plants at customer sites, and customers contract to take a certain amount of product or to pay the difference for what they don't use. Any excess product that the plant can make is sold to other customers, which helps keep plants running more profitably. Also, the company has modified its management compensation plan to focus on earnings growth. As a result, Air Products is more rigorously examining its corporate investments, which has helped earnings growth more easily reach the bottom line. The company has potential earnings growth in the mid teens, and its stock sells for a reasonable price given its earnings prospects, so we get growth at a good price.

One of the household names in the portfolio, and a long-term holding, is Gillette. Its much-touted new razor product is an excellent example of the strength of the company's business model. Unlike companies that rely on gaining new customers or increasing consumption among existing customers, Gillette has built a successful business by constantly improving its products and convincing customers to pay more for them.

Consolidation is a theme that has been prominent in many industries recently. Among mergers that have had an impact on this portfolio is the one between American Home Products (AHP) and Monsanto. This is a very strategic merger for both companies. American Home Products, one of the world's largest pharmaceutical and health care companies, produces products such as Advil and Robitussin. Monsanto, in addition to producing well-known products like NutraSweet and Round-Up, has cutting-edge agricultural products that should thrive under AHP's management and strong financial discipline. We are optimistic about the new company's growth prospects.

While the portfolio is allowed to invest up to 35% of assets in international stocks, we'll probably never reach that level. Currently, we're only about 8% invested in non-U.S. dollar stocks and feel that 10% to 15% is a reasonable maximum. Investing in foreign and emerging market securities involves special risks. These risks may increase share price volatility. Please see a prospectus for details. We only invest overseas if we find a company with quality and growth potential equivalent to those of a U.S. company and whose stock is selling at a discount sufficient to compensate for currency risk. As a result of this investment strategy, the portfolio doesn't have much exposure to economies in Asia such as Malaysia, Indonesia, and Singapore. Japan is a consumer economy, and some of our holdings have a presence there.

However, U.S. companies have had a hard time selling products in Japan because of that country's trade barriers. This has provided some protection that, combined with the strength of the European and American economies, has limited the impact of Asian turmoil on stocks in the portfolio.

Respectfully,

/s/ John D. Laupheimer, Jr.           /s/ Kevin R. Parke
    John D. Laupheimer, Jr.               Kevin R. Parke
    Portfolio Manager                     Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGERS' PROFILES

John D. Laupheimer, Jr., is a Senior Vice President of MFS(R) Investment Management(SM) and portfolio manager of Massachusetts Investors Trust, America's oldest mutual fund. He also manages the Conservative Growth Series offered through MFS(R)/Sun Life annuity products, MFS(R) Growth with Income Series, part of MFS(R) Variable Insurance Trust(SM), and co-manages MFS(R) American(SM) U.S. Equity Fund and MFS(R) Meridian(SM) U.S. Equity Fund. Mr. Laupheimer joined the MFS Research Department in 1981 as an industry specialist. He was named Investment Officer in 1983, Assistant Vice President -- Investments in 1984, Vice President -- Investments in 1986, portfolio manager of MFS(R) Total Return Fund in 1987, portfolio manager of Massachusetts Investors Trust in 1992, and Senior Vice President in 1995. Mr. Laupheimer is a graduate of Boston University and the Sloan School of Management of the Massachusetts Institute of Technology. He is a Chartered Financial Analyst and a member of The Boston Security Analysts Society, Inc.

Kevin R. Parke was named Chief Equity Officer of MFS(R) Investment Management
(SM) effective August 1, 1998. Mr. Parke is an Executive Vice President, the Director of Equity Research, and a member of the Executive Committee of MFS(R) Investment Management(SM), as well as portfolio manager of Massachusetts Investors Trust, the Conservative Growth Series offered through MFS(R)/Sun Life annuity products, and MFS(R) Growth with Income Series, part of MFS(R) Variable Insurance Trust(SM). He oversees the committee of analysts who collectively manage MFS(R) Research Fund, MFS(R) Research Growth and Income Fund, and MFS(R) Research International Fund. Mr. Parke also oversees the MFS(R) Meridian(SM) Research Fund and MFS(R) American(SM) Research Fund. Mr. Parke joined the Research Department in 1985 as an industry specialist. He was named Assistant Vice President -- Investments in 1987, Vice President -- Investments and portfolio manager of MFS(R) Large Cap Growth Fund in 1988, portfolio manager of Massachusetts Investors Trust in 1991, Senior Vice President in 1993, Director of Equity Research in 1995, and Executive Vice President in 1997. Mr. Parke is a graduate of Lehigh University and the Harvard University Graduate School of Business Administration.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus for the product being offered. Please read it carefully before investing or sending money.

SERIES FACTS

Objective:              Seeks reasonable current income and long-term growth of
                        capital and income.

Commencement of
investment operations:  October 9, 1995

Size:                   $145.5 million net assets as of June 30, 1998

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.


AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1998


                                    6 Months         1 Year       10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return              +16.12%        +27.77%            +100.03%
--------------------------------------------------------------------------------
Average Annual Total Return              --         +27.77%            + 28.96%
--------------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, October 9, 1995, through June 30, 1998.

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1998
Stocks - 92.9%
------------------------------------------------------------------------------------------------------
Issuer                                                                   Shares                  Value
------------------------------------------------------------------------------------------------------
U.S. Stocks - 84.9%
  Aerospace - 4.4%
    Allied Signal, Inc.                                                  26,155           $  1,160,628
    General Dynamics Corp.                                               10,218                475,137
    Goodrich (B.F.) Co.                                                   8,819                437,643
    Lockheed - Martin Corp.                                              15,067              1,595,219
    Raytheon Co., "A"                                                    13,809                795,744
    United Technologies Corp.                                            20,805              1,924,462
                                                                                          ------------
                                                                                          $  6,388,833
------------------------------------------------------------------------------------------------------
  Agricultural Products - 0.1%
    Case Corp.                                                            3,700           $    178,525
------------------------------------------------------------------------------------------------------
  Airlines - 0.1%
    AMR Corp.*                                                            1,770           $    147,353
------------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.3%
    VF Corp.                                                              6,986           $    359,779
------------------------------------------------------------------------------------------------------
  Automotive - 0.8%
    Federal Mogul Corp.                                                   6,700           $    452,250
    Ford Motor Co.                                                        5,323                314,057
    TRW, Inc.                                                             5,900                322,287
                                                                                          ------------
                                                                                          $  1,088,594
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 7.0%
    Bank of New York, Inc.                                                1,077           $     65,360
    Comerica, Inc.                                                       16,524              1,094,715
    Firstar Corp.                                                         9,200                349,600
    Fleet Financial Group, Inc.                                           3,074                256,679
    National City Corp.                                                  16,562              1,175,902
    Northern Trust Corp.                                                  7,226                550,983
    Norwest Corp.                                                        50,777              1,897,790
    State Street Corp.                                                   13,992                972,444
    SunTrust Banks, Inc.                                                  7,988                649,524
    US Bancorp                                                           51,814              2,228,002
    Washington Mutual, Inc.                                              22,237                965,920
                                                                                          ------------
                                                                                          $ 10,206,919
------------------------------------------------------------------------------------------------------
  Building - 0.7%
    American Standard Cos., Inc.*                                        10,741           $    479,989
    Sherwin Williams Co.                                                 15,097                500,088
                                                                                          ------------
                                                                                          $    980,077
------------------------------------------------------------------------------------------------------
  Business Machines - 1.7%
    International Business Machines Corp.                                13,754           $  1,579,131
    Xerox Corp.                                                           8,235                836,882
                                                                                          ------------
                                                                                          $  2,416,013
------------------------------------------------------------------------------------------------------
  Business Services - 1.0%
    Computer Sciences Corp.                                              15,069           $    964,416
    DST Systems, Inc.*                                                    8,815                493,640
                                                                                          ------------
                                                                                          $  1,458,056
------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.1%
    Century Telephone Enterprises, Inc.                                   2,845           $    130,514
------------------------------------------------------------------------------------------------------
  Chemicals - 2.2%
    Air Products & Chemicals, Inc.                                       55,546           $  2,221,840
    DuPont (E.I.) de Nemours & Co., Inc.                                  4,319                322,305
    Praxair, Inc.                                                        15,272                714,921
                                                                                          ------------
                                                                                          $  3,259,066
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.6%
    Compaq Computer Corp.                                                 9,068           $    257,304
    Microsoft Corp.*                                                     18,672              2,023,578
                                                                                          ------------
                                                                                          $  2,280,882
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.6%
    BMC Software, Inc.*                                                   7,172           $    372,496
    Computer Associates International, Inc.                              26,278              1,460,071
    Oracle Corp.*                                                        20,274                497,980
                                                                                          ------------
                                                                                          $  2,330,547
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 8.0%
    Black & Decker Corp.                                                 19,994           $  1,219,634
    Clorox Co.                                                            4,751                453,127
    Colgate-Palmolive Co.                                                18,312              1,611,456
    Gillette Co.                                                         28,434              1,611,852
    Kimberly-Clark Corp.                                                 35,219              1,615,672
    Philip Morris Cos., Inc.                                             29,909              1,177,667
    Procter & Gamble Co.                                                 11,903              1,083,917
    Service Corp. International                                          26,861              1,151,665
    Tyco International Ltd.                                              27,847              1,754,361
                                                                                          ------------
                                                                                          $ 11,679,351
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.7%
    Cooper Industries, Inc.                                               9,566           $    525,532
    General Electric Co.                                                 22,911              2,084,901
    Honeywell, Inc.                                                      16,056              1,341,680
                                                                                          ------------
                                                                                          $  3,952,113
------------------------------------------------------------------------------------------------------
  Entertainment - 0.6%
    CBS Corp.                                                             3,540           $    112,395
    Time Warner, Inc.                                                     5,500                469,906
    Viacom, Inc., "B"*                                                    5,670                330,278
                                                                                          ------------
                                                                                          $    912,579
------------------------------------------------------------------------------------------------------
  Financial Institutions - 4.1%
    Associates First Capital Corp., "A"                                   5,610           $    431,269
    Beneficial Corp.                                                     14,037              2,150,293
    CIT Group, Inc., "A"                                                 14,801                555,037
    Federal Home Loan Mortgage Corp.                                     19,678                926,096
    Heller Financial, Inc., "A"*                                          8,591                257,730
    Household International, Inc.                                         8,380                416,905
    Merrill Lynch & Co., Inc.                                             6,413                591,599
    Morgan Stanley, Dean Witter & Co.                                     7,541                689,059
    Waddell & Reed Financial, Inc., "A"                                     525                 12,567
                                                                                          ------------
                                                                                          $  6,030,555
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.6%
    Ace Ltd.                                                             13,282           $    517,998
    Archer-Daniels-Midland Co.                                           18,755                363,378
    Bestfoods Co.                                                        13,900                807,069
    Coca-Cola Co.                                                         3,412                291,726
    Corn Products International, Inc.*                                      850                 28,794
    General Mills, Inc.                                                   3,435                234,868
    Hershey Foods Corp.                                                   4,651                320,919
    Interstate Bakeries Corp.                                            13,568                450,288
    McCormick & Co., Inc.                                                 5,585                199,489
    Nabisco Holdings Corp., "A"                                           8,000                288,500
    Ralston Purina Co.                                                   14,194              1,658,037
                                                                                          ------------
                                                                                          $  5,161,066
------------------------------------------------------------------------------------------------------
  Insurance - 9.1%
    Allstate Corp.                                                       18,265           $  1,672,389
    Chubb Corp.                                                          23,560              1,893,635
    CIGNA Corp.                                                          21,158              1,459,902
    Conseco, Inc.                                                         2,183                102,055
    Hartford Financial Services Group, Inc.                              17,670              2,021,006
    Lincoln National Corp.                                               11,357              1,037,746
    MBIA, Inc.                                                            5,211                390,174
    Progressive Corp.                                                    10,517              1,482,897
    Torchmark Corp.                                                      32,308              1,478,091
    Transamerica Corp.                                                    7,798                897,745
    Travelers Group, Inc.                                                13,376                810,920
                                                                                          ------------
                                                                                          $ 13,246,560
------------------------------------------------------------------------------------------------------
  Machinery - 0.6%
    Eaton Corp.                                                           9,300           $    723,075
    York International Corp.                                              4,761                207,401
                                                                                          ------------
                                                                                          $    930,476
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 8.1%
    American Home Products Corp.                                         40,146           $  2,077,555
    Bristol-Myers Squibb Co.                                             31,811              3,656,277
    Johnson & Johnson                                                    15,893              1,172,109
    McKesson Corp.                                                        7,171                582,644
    Merck & Co., Inc.                                                     2,579                344,941
    Pfizer, Inc.                                                         14,395              1,564,557
    Pharmacia & Upjohn, Inc.                                             11,700                539,662
    Schering Plough Corp.                                                 1,865                170,881
    Warner-Lambert Co.                                                   24,041              1,667,844
                                                                                          ------------
                                                                                          $ 11,776,470
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.4%
    Columbia/HCA Healthcare Corp.                                        35,725           $  1,040,491
    Fresenius National Medical Care, Inc.*                                  100                      6
    HEALTHSOUTH Corp.*                                                   37,995              1,013,992
    Medtronic, Inc.                                                       6,724                428,655
    Tenet Healthcare Corp.*                                              29,935                935,469
    United Healthcare Corp.                                              24,975              1,585,912
                                                                                          ------------
                                                                                          $  5,004,525
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.2%
    Phelps Dodge Corp.                                                    4,671           $    267,123
------------------------------------------------------------------------------------------------------
  Oils - 3.8%
    Chevron Corp.                                                         3,390           $    281,582
    Exxon Corp.                                                          32,177              2,294,622
    Mobil Corp.                                                          14,351              1,099,645
    Texaco, Inc.                                                         19,189              1,145,344
    USX-Marathon Group                                                   20,539                704,744
                                                                                          ------------
                                                                                          $  5,525,937
------------------------------------------------------------------------------------------------------
  Photographic Products
    Eastman Kodak Co.                                                       600           $     43,838
------------------------------------------------------------------------------------------------------
  Pollution Control - 0.8%
    Browning Ferris Industries, Inc.                                      4,744           $    164,854
    Waste Management, Inc.                                               28,555                999,425
                                                                                          ------------
                                                                                          $  1,164,279
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.6%
    Gannett Co., Inc.                                                    19,039           $  1,352,959
    Tribune Co.                                                          14,871              1,023,311
                                                                                          ------------
                                                                                          $  2,376,270
------------------------------------------------------------------------------------------------------
  Railroads - 1.0%
    Burlington Northern Santa Fe Railway Co.                             12,161           $  1,194,058
    CSX Corp.                                                             4,749                216,080
                                                                                          ------------
                                                                                          $  1,410,138
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.6%
    Cendant Corp.*                                                        9,148           $    190,964
    McDonalds Corp.                                                       9,170                632,730
                                                                                          ------------
                                                                                          $    823,694
------------------------------------------------------------------------------------------------------
  Stores - 5.9%
    CVS Corp.                                                            19,356           $    753,674
    Home Depot, Inc.                                                     11,738                974,988
    Liz Claiborne, Inc.                                                   5,343                279,172
    Nordstrom, Inc.                                                      11,555                892,624
    Office Depot, Inc.*                                                   9,776                308,555
    Penney (J.C.), Inc.                                                  23,859              1,725,304
    Rite Aid Corp.                                                       35,927              1,349,508
    Sears, Roebuck & Co.                                                 25,910              1,582,129
    Wal-Mart Stores, Inc.                                                11,572                702,999
                                                                                          ------------
                                                                                          $  8,568,953
------------------------------------------------------------------------------------------------------
  Supermarkets - 1.3%
    Kroger Co.*                                                          10,842           $    464,851
    Meyer (Fred), Inc.                                                      500                 21,250
    Safeway, Inc.*                                                       34,390              1,399,243
                                                                                          ------------
                                                                                          $  1,885,344
------------------------------------------------------------------------------------------------------
  Telecommunications - 3.1%
    AirTouch Communications, Inc.*                                        3,843           $    224,575
    Alltel Corp.                                                         11,600                539,400
    Cincinnati Bell, Inc.                                                 9,436                270,106
    Cisco Systems, Inc.*                                                  4,619                425,237
    Lucent Technologies, Inc.                                             4,823                401,213
    MCI Communications Corp.                                             16,786                975,686
    Sprint Corp.                                                         17,314              1,220,637
    WorldCom, Inc.*                                                       9,000                435,938
                                                                                          ------------
                                                                                          $  4,492,792
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.1%
    Carolina Power & Light Co.                                            3,659           $    158,709
    Cinergy Corp.                                                        12,742                445,970
    CMS Energy Corp.                                                      8,680                381,920
    FPL Group, Inc.                                                       7,119                448,497
    Illinova Corp.                                                        5,549                166,470
    New Century Energies, Inc.                                            3,362                152,761
    Pinnacle West Capital Corp.                                           5,975                268,875
    Texas Utilities Co.                                                  14,357                597,610
    Unicom Corp.                                                          8,849                310,268
    Wisconsin Energy Corp.                                                5,240                159,165
                                                                                          ------------
                                                                                          $  3,090,245
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    Columbia Gas System, Inc.                                            12,415           $    690,556
    KN Energy, Inc.                                                      12,645                685,201
                                                                                          ------------
                                                                                          $  1,375,757
------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.8%
    Bell Atlantic Corp.                                                   5,390           $    245,919
    BellSouth Corp.                                                       8,462                568,012
    GTE Corp.                                                            19,884              1,106,047
    SBC Communications, Inc.                                             18,270                730,800
                                                                                          ------------
                                                                                          $  2,650,778
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $123,594,001
------------------------------------------------------------------------------------------------------
  Foreign Stocks - 8.0%
    Bermuda - 0.7%
      Exel Ltd. (Insurance)                                              12,656           $    984,795
------------------------------------------------------------------------------------------------------
  Canada - 0.7%
    Canadian National Railway Co. (Railroads)                            18,121           $    962,678
------------------------------------------------------------------------------------------------------
  France - 0.9%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)                  23,365           $    950,663
    Sanofi S.A. (Medical and Health Products)                             2,471                290,178
                                                                                          ------------
                                                                                          $  1,240,841
------------------------------------------------------------------------------------------------------
  Germany - 0.5%
    Henkel KGAA (Chemicals)                                               7,205           $    711,925
------------------------------------------------------------------------------------------------------
  Japan - 0.5%
    AFLAC, Inc. (Insurance)                                              14,880           $    451,050
    Sony Corp. (Electronics)                                              3,000                259,463
                                                                                          ------------
                                                                                          $    710,513
------------------------------------------------------------------------------------------------------
  Netherlands - 1.2%
    Akzo Nobel N.V. (Chemicals)                                           4,836           $  1,073,822
    Ing Groep N V, ADR (Financial Services)                               8,187                535,225
    Ing Groep N.V. (Financial Services)*                                  2,600                170,057
                                                                                          ------------
                                                                                          $  1,779,104
------------------------------------------------------------------------------------------------------
  Sweden - 0.8%
    Mandamus Fastighet (Real Estate Investment Trust)*                      280           $      1,753
    Securitas AB (Security Services)                                      2,026                 99,080
    Skandia Forsakrings AB (Insurance)                                   63,300                903,719
    Sparbanken Sverige AB, "A" (Banks and Credit Cos.)                    6,770                203,482
                                                                                          ------------
                                                                                          $  1,208,034
------------------------------------------------------------------------------------------------------
  Switzerland - 0.7%
    Nestle AG, Registered Shares (Food and Beverage Products)               275           $    588,819
    Novartis AG (Pharmaceuticals)                                           283                471,169
                                                                                          ------------
                                                                                          $  1,059,988
------------------------------------------------------------------------------------------------------
  United Kingdom - 2.0%
    British Petroleum PLC, ADR (Oils)                                    23,504           $  2,074,228
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                        22,377                312,969
    PowerGen PLC (Utilities - Electric)*                                 32,392                447,368
                                                                                          ------------
                                                                                          $  2,834,565
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $ 11,492,443
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $119,597,588)                                              $135,086,444
------------------------------------------------------------------------------------------------------
Preferred Stock
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Newell Financial Trust Co.##* (Identified Cost, $11,325)                200           $     11,550
------------------------------------------------------------------------------------------------------
Convertible Preferred Stock - 0.4%
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.2%
    Newell Financial Trust Co., 5.25%*                                    4,398           $    253,984
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    Houston Industries, Inc., 7%                                          4,265           $    317,742
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $472,791)                             $    571,726
------------------------------------------------------------------------------------------------------
Short-Term Obligations - 5.8%
------------------------------------------------------------------------------------------------------
                                                               Principal Amount
                                                                  (000 Omitted)
------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 7/01/98                       $ 4,870           $  4,870,000
    Federal National Mortgage Assn., due 7/06/98                          3,600              3,597,285
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $  8,467,285
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $128,548,989)                                         $144,137,005
Other Assets, Less Liabilities - 0.9%                                                        1,349,529
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $145,486,534
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
June 30, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $128,548,989)         $144,137,005
  Cash                                                                 4,459
  Receivable for investments sold                                    683,691
  Receivable for Series shares sold                                3,128,053
  Dividends receivable                                               181,991
  Deferred organization expenses                                       4,169
  Other assets                                                           458
                                                                ------------
      Total assets                                              $148,139,826
                                                                ------------
Liabilities:
  Payable for investments purchased                             $  2,388,876
  Payable for Series shares reacquired                               251,735
  Payable to affiliates -
    Management fee                                                     8,798
    Shareholder servicing agent fee                                      411
    Administrative fee                                                   180
  Accrued expenses and other liabilities                               3,292
                                                                ------------
      Total liabilities                                         $  2,653,292
                                                                ------------
Net assets                                                      $145,486,534
                                                                ============
Net assets consist of:
  Paid-in capital                                               $127,634,780
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                  15,588,053
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              1,883,700
  Accumulated undistributed net investment income                    380,001
                                                                ------------
      Total                                                     $145,486,534
                                                                ============
Shares of beneficial interest outstanding                        7,620,796
                                                                 =========

Net asset value per share
  (net assets / shares of beneficial interest outstanding)        $19.09
                                                                  ======

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
Six Months Ended June 30, 1998
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $   708,005
    Interest                                                            161,099
    Foreign taxes withheld                                               (9,976)
                                                                    -----------
      Total investment income                                       $   859,128
                                                                    -----------
  Expenses -
    Management fee                                                  $   359,345
    Trustees' compensation                                                1,017
    Shareholder servicing agent fee                                      16,825
    Administrative fee                                                    7,171
    Printing                                                             31,831
    Custodian fee                                                        19,993
    Auditing fees                                                        10,350
    Amortization of organization expenses                                   918
    Miscellaneous                                                        11,490
                                                                    -----------
      Total expenses                                                $   458,940
    Fees paid indirectly                                                 (1,236)
    Preliminary reimbursement of expense to investment adviser           21,423
                                                                    -----------
      Net expenses                                                  $   479,127
                                                                    -----------
        Net investment income                                       $  380,001
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 2,041,914
    Foreign currency transactions                                        (2,071)
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $ 2,039,843
                                                                    -----------
  Change in unrealized appreciation -
    Investments                                                     $10,323,099
    Translation of assets and liabilities in foreign currencies             102
                                                                    -----------
        Net unrealized gain on investments and foreign currency
          translation                                               $10,323,201
                                                                    -----------
          Net realized and unrealized gain on investments and
            foreign currency                                        $12,363,044
                                                                    -----------
            Increase in net assets from operations                  $12,743,045
                                                                    ===========
See notes to financial statements


Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                           Six Months Ended           Year Ended
                                                              June 30, 1998    December 31, 1997
                                                                (Unaudited)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $    380,001          $   234,505
  Net realized gain on investments and foreign currency
    transactions                                                 2,039,843              962,798
  Net unrealized gain on investments and foreign
    currency translation                                        10,323,201            4,430,038
                                                              ------------          -----------
    Increase in net assets from operations                    $ 12,743,045          $ 5,627,341
                                                              ------------          -----------
Distributions declared to shareholders -
  From net investment income                                  $    --               $  (236,004)
  From net realized gain on investments and foreign
    currency transactions                                          --                  (962,798)
  In excess of net investment income                               --                      (501)
  In excess of net realized gain on investments and
    foreign currency transactions                                  --                  (143,538)
                                                              ------------          -----------
    Total distributions declared to shareholders              $    --               $(1,342,841)
                                                              ------------          -----------
Net increase in net assets from Series share
  transactions                                                $ 74,698,419          $44,586,457
                                                              ------------          -----------
    Total increase in net assets                              $ 87,441,464          $48,870,957
Net assets:
  At beginning of period                                        58,045,070            9,174,113
                                                              ------------          -----------
  At end of period (including accumulated undistributed net
    investment income of $380,001 and $0, respectively)       $145,486,534          $58,045,070
                                                              ============          ===========

See notes to financial statements

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                          Six Months Ended                -----------------------------           Period Ended
                                             June 30, 1998                   1997                  1996     December 31, 1995*
                                               (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $16.44                 $12.98                $10.61                 $10.00
                                                    ------                 ------                ------                 ------
Income from investment operations# -
  Net investment income(S)                          $ 0.07                 $ 0.16                $ 0.18                 $ 0.05
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                      2.58                   3.70                  2.42                   0.61
                                                    ------                 ------                ------                 ------
      Total from investment operations              $ 2.65                 $ 3.86                $ 2.60                 $ 0.66
                                                    ------                 ------                ------                 ------
Less distributions declared to shareholders -
  From net investment income                        $  --                  $(0.07)               $(0.09)                $(0.05)
  From net realized gain on investments and
    foreign currency transactions                      --                   (0.29)                (0.13)                   --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --                   (0.04)                (0.01)                   --
                                                    ------                 ------                ------                 ------
      Total distributions declared to
        shareholders                                $  --                  $(0.40)               $(0.23)                $(0.05)
                                                    ------                 ------                ------                 ------
Net asset value - end of period                     $19.09                 $16.44                $12.98                 $10.61
                                                    ======                 ======                ======                 ======
Total return                                        16.12%++               29.78%                24.46%                  6.64%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                           1.00%+                 1.00%                 1.00%                  1.00%+
  Net investment income                              0.79%+                 0.93%                 1.52%                  2.20%+
Portfolio turnover                                     18%                    42%                   41%                     2%
Net assets at end of period (000 omitted)         $145,487                $58,045                $9,174                   $365

  * For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series' expenses are calculated without reduction for fees paid indirectly.
(S) Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)                      $ 0.07                 $ 0.13                $ 0.05                $ (0.41)
  Ratios (to average net assets):
    Expenses##                                       0.96%+                 1.10%                 2.07%                 21.44%+
    Net investment income (loss)                     0.83%+                 0.82%                 0.46%               (18.24)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Growth with Income Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 13 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Series is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were 37 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month-end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $63,790.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $87,657,731, and $16,414,592, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $128,548,989
                                                                 ------------

Gross unrealized appreciation                                    $ 16,820,296
Gross unrealized depreciation                                      (1,232,280)
                                                                 ------------

    Net unrealized appreciation                                  $ 15,588,016
                                                                 ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                       Six Months Ended June 30, 1998      Year Ended December 31, 1997
                                    ---------------------------------  --------------------------------
                                           Shares             Amount          Shares            Amount
-------------------------------------------------------------------------------------------------------
Shares sold                             4,712,988       $ 86,057,038       3,352,466       $52,088,636
Shares issued to shareholders in
  reinvestment of distributions            --                 --              83,407         1,342,841
Shares reacquired                        (622,888)       (11,358,619)       (611,729)       (8,845,020)
                                        ---------       ------------       ---------       -----------
    Net increase                        4,090,100       $ 74,698,419       2,824,144       $44,586,457
                                        =========       ============       =========       ===========

(6) Line of Credit
The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1998, was $114.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                               VGI-3 8/98 33.4M